      MORGAN STANLEY INSTITUTIONAL FUND TRUST - LIMITED DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

   SECURITY       PURCHASE/    SIZE OF      OFFERING       TOTAL        AMOUNT OF         % OF     % OF
   PURCHASED     TRADE DATE    OFFERING     PRICE OF     AMOUNT OF       SHARES         OFFERING   FUNDS    BROKERS      PURCHASED
                                             SHARES      OFFERING       PURCHASED       PURCHASED  TOTAL                    FROM
                                                                         BY FUND         BY FUND  ASSETS
---------------- ---------- --------------- --------- ----------------- --------------- --------- ------- -------------  -----------
                                                                                                          Citi, BofA
CIE De                                                                                                    Merrill
Financement                                                                                               Lynch,
Foncier Note                                                                                              Barclays
1.625% due         07/13/10        -         $99.816  $1,500,000,000.00    1,100,000.00  0.07%    0.49%   Capital, BNP   Deutsche
7/23/2012                                                                                                 Paribas,       Bank
                                                                                                          Credit         Securities
                                                                                                          Suisse,
                                                                                                          Deutsche Bank
                                                                                                          Securities,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          HSBC, J.P.
                                                                                                          Morgan,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Natixis,
                                                                                                          Nomura
                                                                                                          International,
                                                                                                          RBC Capital
                                                                                                          Markets, RBS,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank
---------------- ---------- --------------- --------- ----------------- --------------- --------- ------- -------------  -----------
                                                                                                          BofA
                                                                                                          Merrill
                                                                                                          Lynch,
                                                                                                          Credit
                                                                                                          Suisse,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          HSBC, UBS,
                                                                                                          Investment
                                                                                                          Bank Wells
                                                                                                          Fargo
                                                                                                          Securities,
                                                                                                          BNP
                                                                                                          Paribas,
                                                                                                          Credit
MetLife Inc.                                                                                              Agricole
2.375% due                                                                                                CIB, RBS,      UBS
2/6/2014           08/03/10        -         $99.867  $1,000,000,000.00    1,875,000.00  0.19%    0.85%   Societe        Securities
                                                                                                          Generale       LLC
                                                                                                          PNC,
                                                                                                          Capital
                                                                                                          Markets
                                                                                                          LLC,
                                                                                                          Scotia
                                                                                                          Capital,
                                                                                                          Standard
                                                                                                          Chartered
                                                                                                          Bank,
                                                                                                          Nikko Bank
                                                                                                          (Luxembourg)
                                                                                                          S.A.,
                                                                                                          UniCredit
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          U.S. Bank,
                                                                                                          ANZ
                                                                                                          Securities,
                                                                                                          BNY Mellon
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities,
                                                                                                          Lloyds TSB
                                                                                                          Corporate
                                                                                                          Markets,
                                                                                                          Commerzbank,
                                                                                                          Guzman &
                                                                                                          Company,
                                                                                                          Ramirez &
                                                                                                          Co., Inc.,
                                                                                                          Siebert
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                          Group,
                                                                                                          L.P.,
                                                                                                          Castle Oak
                                                                                                          Securities,
                                                                                                          L.P., Loop
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          MFR
                                                                                                          Securities,
                                                                                                          Inc.,
                                                                                                          Toussaint
                                                                                                          Capital
                                                                                                          Partners,
                                                                                                          LLC
---------------- ---------- --------------- --------- ----------------- --------------- --------- ------- -------------  -----------
Societe Generale   9/7/2010  $2,000,000,000  $99.968  $1,000,000,000    $320,000,000    0.032%    0.15%   BofA Merrill   Banc of
3.100% due                                                                                                Lynch,         America
9/14/2015                                                                                                 JPMorgan,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Societe
                                                                                                          Generale
---------------- ---------- --------------- --------- ----------------- --------------- --------- ------- -------------  -----------
Canadian           9/7/2010  $1,500,000,000  $99.886  $1,500,000,000      $1,130,000    0.075%    0.53%   Barclays       Barclay's
Imperial Bank                                                                                             Capital, CIBC, Capital
1.450% due                                                                                                CITI,
9/13/2013                                                                                                 JPMorgan,
                                                                                                          Morgan Stanley
---------------- ---------- --------------- --------- ----------------- --------------- --------- ------- -------------  -----------
NBC Universal     9/27/2010  $5,100,000,000  $99.987     900,000,000         835,000    0.093%    0.40%   Goldman Sach,
2.10% due                                                                                                 BofA Merrill
4/1/2014                                                                                                  Lynch,
                                                                                                          JPMorgan, CIT,
                                                                                                          Morgan Stanley